UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2005

SONICWALL, INC.

(Exact name of registrant as specified in its charter)

California	000-27723	77-0270079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1143 Borregas Avenue Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 745-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 24, 2005, SonicWALL, Inc. announced the appointment of Robert D. Selvi as chief financial officer, effective immediately. Selvi brings to SonicWALL extensive experience as a chief financial officer, having served in that capacity at Claris Corporation, Cooper & Chyan Technology, Artisan Components and Kontiki. Earlier in his career, Selvi held several senior management positions at Apple in corporate development, integrated systems, treasury and financial services. Selvi holds a Master’s degree in Economics and Marketing and a Bachelor of Science degree in Commerce, both from Santa Clara University. Additionally, Selvi currently serves on the board of directors of eSilicon, a private semiconductor company, and on the advisory board of Santa Clara University’s Leavey School of Business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONICWALL, INC.
(Registrant)

Date January 25, 2004

	By:	/s/ Robert B. Knauff
Chief Accounting Officer